SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 9, 2009

COMMONWEALTH BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-13467	56-1641133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Biotech Drive

Richmond, Virginia 23235

(Address of principal executive offices)

Registrant’s telephone number, including area code: (804) 648-3820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On October 9, 2009, the Registrant held its annual meeting of shareholders. A quorum was present at the meeting. Shareholders approved all of the matters described on the proxy statement. Voting on the items was as follows:

(1) The election of three Class III members of the Board of Directors, each to serve a term expiring at the Annual Meeting of Shareholders in 2012 or until a successor is duly elected and qualified:

	For	Against	Abstain
Richard J. Freer	7,241,098	88,406	—
Eric V. Tao	7,253,018	76,486	—
Maria Song	6,973,930	355,524	—

Note: Items 2(A) – 2(G) all needed to be approved in order for any of them to be approved.

(2) The approval of issuances of more than 20% of the Company’s outstanding securities by modifying existing instruments, ratifying existing agreements and issuing new warrants as follows:

(2(A)) The ratification of the Modification Agreement and approval of any issuance of shares under the Modification Agreement that will result in the issuance of 20% or more of the Company’s outstanding common stock:

For	Against	Abstain
5,099,343	23,650	5,670

(2(B)) The ratification of the Fornova Note;

For	Against	Abstain
5,086,143	36,800	5,670

(2(C)) The amendment of the Fornova Note to reduce the conversion price to $0.50 per share:

For	Against	Abstain
4,949,688	175,325	3,650

(2(D)) The issuance of 2,000,000 Series A Warrants to purchase shares of the Company’s common stock to Fornova:

For	Against	Abstain
4,401,293	721,720	5,560

(2(E)) The issuance of 500,000 Series B Warrants to purchase shares of the Company’s common stock to Fornova:

For	Against	Abstain
4,401,893	721,120	5,650

(2(F)) The issuance of 3,920,139 Series A Warrants to purchase shares of the Company’s common stock to VPL:

For	Against	Abstain
4,403,313	721,700	3,650

(2(G)) The issuance of 653,357 Series B Warrants to purchase shares of the Company’s common stock to VPL:

For	Against	Abstain
4,401,293	721,700	5,670

(3) The approval of the issuance of the Alpha Convertible Note and the Alpha Warrants to purchase 600,000 shares of the Company’s common stock:

For	Against	Abstain
4,530,424	597,619	620

(4) The approval of the sale of the Divisions, subject to the Asset Purchase Agreement, the Lease Agreement and the Non-Competition Agreement:

For	Against	Abstain
5,666,333	59,730	2,600

(5) The approval of the Commonwealth Biotechnologies, Inc. 2009 Stock Incentive Plan:

For	Against	Abstain
4,459,374	564,669	14,620

(6) The ratification of the appointment of Witt Mares, PLC as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2009:

For	Against	Abstain
7,277,219	44,968	7,316

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMONWEALTH BIOTECHNOLOGIES, INC.

By:	/s/ RICHARD J. FREER, PH.D.
Richard J. Freer, Ph.D.
Chief Operating Officer

Dated: October 14, 2009